Exhibit 10.20
FORM OF REVOLVING NOTE

February 20, 2009	New York, New York

          FOR VALUE RECEIVED, the undersigned, ASTA FUNDING ACQUISITION I, LLC, a Delaware limited liability company, ASTA FUNDING ACQUISITION II, LLC, a Delaware limited liability company, PALISADES COLLECTION, L.L.C., a Delaware limited liability company, PALISADES ACQUISITION I, LLC, a Delaware limited liability company, PALISADES ACQUISITION II, LLC, a Delaware limited liability company, PALISADES ACQUISITION IV, LLC, a Delaware limited liability company, PALISADES ACQUISITION V, LLC, a Delaware limited liability company, PALISADES ACQUISITION VI, LLC, a Delaware limited liability company, PALISADES ACQUISITION VII, LLC, a Delaware limited liability company, PALISADES ACQUISITION VIII, LLC, a Delaware limited liability company, PALISADES ACQUISITION IX, LLC, a Delaware limited liability company, PALISADES ACQUISITION X, LLC, a Delaware limited liability company, CLIFFS PORTFOLIO ACQUISITION I, LLC, a Delaware limited liability company, SYLVAN ACQUISITION I, LLC, a Delaware limited liability company, and OPTION CARD, LLC, a Colorado limited liability company (collectively referred to as “Borrowers”), HEREBY PROMISE TO PAY to the order of                     , a New York banking corporation (“Lender”), at the offices of                     , a New York banking corporation, as Administrative Agent for Lenders (“Administrative Agent”), at its address at                     , or at such other place as Administrative Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of                      or, if less, the aggregate unpaid amount of all Advances made at any time to the undersigned under the “Loan Agreement” (as hereinafter defined), plus interest on the unpaid balance as provided in the Loan Agreement. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement or in Annex A attached thereto.
     This Revolving Note (“Note”) is one of the Revolving Notes issued pursuant to that certain Fourth Amended and Restated Loan Agreement dated as of July 11, 2006, by and among Borrowers, the other Credit Parties signatory thereto, Administrative Agent, and the other Agents and Lenders signatory thereto from time to time (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, collectively, the “Loan Agreement”), and is one of the Revolving Notes given in renewal of and substitution for various Revolving Notes payable to the order of Lender. This Note is entitled to the benefit and security of the Loan Agreement, the Collateral Documents and all of the other Loan Documents referred to therein. Reference is hereby made to the Loan Agreement for a statement of all of the terms and conditions under which the Revolving Loans evidenced hereby are made and are to be repaid. The date and amount of each Advance made by Lenders to Borrowers, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Administrative Agent on its books in accordance with the terms of the Loan Agreement; provided that the failure of Administrative Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Loan Agreement or this Note in respect of the Advances made by Lender to Borrowers.
          The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Loan Agreement. The entire unpaid balance shall be immediately due and payable in full on the Commitment Termination Date.
          If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (except as set forth in the definition of LIBOR Period) and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.
          This Note is secured by the Collateral. Borrowers shall have no right to prepay this Note, except as expressly permitted or required under the Loan Agreement.
          Upon the occurrence and during the continuance of any Default, which is not reasonably capable of being cured, or Event of Default, this Note may, when and as provided in the Loan Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.
          Time is of the essence of this Note.
          In the event of any conflict between the terms of this Note and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail. All of the terms, covenants, provisions, conditions, stipulations, promises and agreements contained in the Loan Agreement to be kept, observed and/or performed by the undersigned are made a part of this Note and are incorporated into this Note by this reference to the same extent and with the same force and effect as if they were fully set forth in this Note; the undersigned promise and agree to keep, observe and perform them or cause them to be kept, observed and performed, strictly in accordance with the terms and provisions thereof.
          Each party liable on this Note in any capacity, whether as maker, endorser, surety, guarantor or otherwise, (i) waives presentment for payment, demand, protest and notice of presentment, notice of protest, notice of non-payment and notice of dishonor of this debt and each and every other notice of any kind respecting this Note and all lack of diligence or delays in collection or enforcement hereof; (ii) agrees that Lender at any time or times, without notice to the undersigned or its consent, may grant extensions of time, without limit as to the number of the aggregate period of such extensions, for the payment of any principal, interest or other sums due hereunder; (iii) to the extent permitted by law, waives all exemptions under the laws of the State of New York and/or any state or territory of the United States; (iv) to the extent permitted by law, waives the benefit of any law or rule of law intended for its advantage or protection as an obligor under this Note or providing for its release or discharge from liability on this Note, in whole or in part, on account of any facts or circumstances other than full and complete payment of all amounts due under this Note; and (v) in accordance with, and to the extent provided in, the

Loan Agreement, agrees to pay, in addition to all other sums of money due, all cost of collection and attorney’s fees, whether suit be brought or not, if this Note is not paid in full when due, whether at the stated maturity or by acceleration.
          If any term, provision, covenant or condition of this Note or the application of any term, provision, covenant or condition of this Note to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, then the remainder of this Note and the application of such term, provision, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, provision, covenant or condition shall be valid and enforced to the fullest extent permitted by law. Upon determination that any such term, provision, covenant or condition is invalid, illegal or unenforceable, Lender may, but is not obligated to, advance funds to Borrowers under this Note until Borrowers and Lender amend this Note so as to effect the original intent of the parties as closely as possible in a valid and enforceable manner.
          Except as provided in the Loan Agreement, this Note may not be assigned by Lender to any Person.
          THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.
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     IN WITNESS WHEREOF, the parties hereto have executed this Note as of the date first above written.
ASTA FUNDING ACQUISITION I, LLC
ASTA FUNDING ACQUISITION II, LLC
PALISADES COLLECTION, L.L.C.
CLIFFS PORTFOLIO ACQUISITION I, LLC
PALISADES ACQUISITION I, LLC
PALISADES ACQUISITION II, LLC
PALISADES ACQUISITION IV, LLC
PALISADES ACQUISITION V, LLC
PALISADES ACQUISITION VI, LLC
PALISADES ACQUISITION VII, LLC
PALISADES ACQUISITION VIII, LLC
PALISADES ACQUISITION IX, LLC
PALISADES ACQUISITION X, LLC
SYLVAN ACQUISITION I, LLC
OPTION CARD, LLC

By:	/s/ Mitchell Cohen

Name: Mitchell Cohen
Title: Manager